Filed pursuant to Rule 497(e)
Registration Nos. 333-191807; 811-22899

CG Funds Trust

CG Core Total Return Fund

September 7, 2018

Supplement to the Prospectus and Statement of Additional Information
each dated February 28, 2018

Change in Portfolio Manager

Robert B. Morse and Jian H. Wang have each become a portfolio manager of the CG Core Total Return Fund (with Robert P. Morse continuing to serve as lead portfolio manager).

Robert B. Morse

Mr. Morse is a Principal and Managing Director of Morse Asset Management, Inc. since 2017, and formerly was with CG Asset Management LLC.  Prior to joining the firm, Mr. Morse spent four years as a Financial Advisor at Merrill Lynch.  Mr. Morse has been working with high net worth and institutional clients for over a decade.  From 2007 to 2011 Mr. Morse served as an Associate Director at UBS Investment Bank.  Mr. Morse began his career at Morse, Williams & Co., Inc. in 2003, and was a Registered Client Associate from 2004 until 2007.  Mr. Morse received a Bachelor of Arts in Environmental Policy with a focus in Economics from Colby College in 2003.

Jian H. Wang

Mr. Wang is a Principal and Managing Director of Morse Asset Management, Inc., and EVP and Treasurer of the CG Core Balanced Fund since January 2014.  Mr. Wang was formerly a Managing Director of CG Asset Management LLC.  Prior to that, Mr. Wang was involved in Investment Research and Trading at Evercore Wealth Management as a Vice President.  He has over twenty years of experience, including ten years as the head trader at the Wall Street Fund and a portfolio manager and Principal at Morse, Williams & Co, Inc.  His prior positions include options trading, administrative work at the Mechanical Engineering Department of Tung-Ji University in Shanghai and sales for Siemens, also in Shanghai.  Mr. Wang graduated from Long Island University in 1991 and received an M.B.A. in Finance from the New York Institute of Technology in 1995.

The following table provides information regarding other accounts managed by Mr. Morse and Mr. Wang as of August 31, 2018:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance

Robert B. Morse
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	84	$19,351,459	0	$0

Jian H. Wang
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	10	$4,149,221	0	$0

Material Conflict of Interest.  The portfolio managers who manage the Fund and/or other accounts may experience the following potential conflicts:  The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs.  Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients.  The investment adviser may seek to manage such competing interests by: (1) having the portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows.  The investment adviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund.

Compensation.  Mr. Morse and Mr. Wang each receive a base salary for their services.  They do not receive bonus compensation related to the Fund or Fund performance.

Portfolio Manager’s Ownership in the Fund.  As of August 31, 2018, the dollar range of shares of the Fund beneficially owned by each of Mr. Morse and Mr. Wang is $10,001-$50,000.

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Please retain this Supplement for future reference.